SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS OF
                            EACH OF THE LISTED FUNDS:


                                ----------------

                                DWS Balanced Fund
                         DWS Dreman Small Cap Value Fund
                            DWS Large Cap Value Fund


For Class A and Class R shareholders of the above-listed funds only:

The Boards of the funds have approved the consolidation, on or about November 17, 2006, of the Class R shares of each fund into the Class A shares of each fund. The consolidations of the Class R shares of DWS Dreman Small Cap Value Fund and DWS Large Cap Value Fund are subject to shareholder approval. The consolidations will not be taxable events for shareholders.

The estimated expenses for each combined class are expected to be the same or lower than the current expenses of Class R shares, taking into account the advisor's agreement to cap the expenses of each combined class. The characteristics and features of Class R and Class A shares are similar, except as noted below.

Class A shares are sold subject to an initial sales charge that declines with the amount invested, and in some cases a contingent deferred sales charge. These sales charges will not apply to Class A shares received in connection with the consolidation. After the consolidation, these sales charges also will be waived with respect to additional purchases by qualified plans holding Class R shares as of the consolidation date.

Class A shares generally have an initial and ongoing investment minimum of $1,000 ($500 for IRAs). Class R shares do not require a minimum initial or ongoing investment. Existing Class R shareholders at the time of the consolidation will not be required to bring their existing accounts up to the minimum. Please see the funds' prospectuses for additional information about each share class.


               Please Retain This Supplement for Future Reference



                                                                       [Logo]DWS
                                                                         SCUDDER
                                                             Deutsche Bank Group



June 21, 2006
DMF-3600